 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2022 (April 12, 2022)

RIVERNORTH OPPORTUNITIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	811-22472	46-4084978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1290 Broadway, Suite 1000
Denver, Colorado 80203		80203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 623-2577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common Stock	RIV	New York Stock Exchange
6.00% Series A Perpetual Preferred Shares (Liquidation Preference $25.00)	RIV PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 12, 2022, RiverNorth Opportunities Fund, Inc. (NYSE: RIV) (the “Fund”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Fund, ALPS Advisors, Inc., RiverNorth Capital Management, LLC, and UBS Securities LLC, Morgan Stanley & Co. LLC, and RBC Capital Markets, LLC, as representatives of the underwriters named in Exhibit A thereto, in connection with the issuance and sale of 3,400,000 shares of the Fund’s 6.00% Series A Perpetual Preferred Shares, par value $0.0001 per share (the “Preferred Shares”) at a price to the public of $25.00 per share (the “Offering”). Pursuant to the terms of the Underwriting Agreement, the Fund granted the Underwriters a 30-day option to purchase, severally and not jointly, up to an additional 510,000 Preferred Shares.

The Offering has been made pursuant a preliminary prospectus supplement, dated April 5, 2022 and prospectus supplement, dated April 12, 2022 and the accompanying prospectus, dated January 25, 2022, each of which constitute part of the Fund’s effective shelf registration statement on Form N-2 (File No. 333- 261239) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference.

In connection with the offering of the Preferred Shares, the Fund entered into an amendment, effective as of April 12, 2022, to the Transfer Agency, Registrar and Dividend Disbursing Agency Agreement (the “Transfer Agency Agreement”) with DST Systems, Inc. to provide services with respect to the Preferred Shares.

The foregoing description is only a summary of the amendment to the Transfer Agency Agreement and is qualified in its entirety by reference to the text of the amendment to the Transfer Agency Agreement filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 17, 2022, the Board of the Fund approved articles supplementary (the “Articles Supplementary”) establishing and fixing the rights and preferences of the Preferred Shares. The Articles Supplementary authorized 3,910,000 Preferred Shares, liquidation preference $25.00 per share. A copy of the Articles Supplementary is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 8.01.	Other Events.

On April 12, 2022, the Fund conducted the Offering pursuant to the Fund’s Registration Statement. A copy of the opinion of McDermott Will & Emery LLP relating to the legality of the Preferred Shares is filed as Exhibit 5.1 to this report.

The Fund incorporates by reference the exhibits filed herewith into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated April 12, 2022, by and among the Fund, ALPS Advisors, Inc., RiverNorth Capital Management, LLC, and UBS Securities LLC, Morgan Stanley & Co. LLC, and RBC Capital Markets, LLLC as representatives of the underwriters named in Exhibit A thereto
3.1	Articles Supplementary of Perpetual Preferred Shares
5.1	Opinion of McDermott Will & Emery LLP
10.1	Amendment, effective as of April 12, 2022 to the Transfer Agency, Registrar and Dividend Disbursing Agency Agreement between the Fund and DST Systems, Inc.
23.1	Consent of Dechert LLP
99.1	Pricing Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

RiverNorth Opportunities Fund, Inc.

Date: April 13, 2022	By:	/s/ Kathryn Burns
Kathryn Burns
President